                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                August 6, 2004

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                        1-13136 No.                      16-1455126
(State or other                 (Commission                      (IRS Employer
jurisdiction                    File Number)                     Identification
of incorporation)                                                Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          c.   Exhibit

               Exhibit 99.1 Supplemental information to Press Release of
               August 6, 2004, relating to second quarter 2004 results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     This  Amendment  amends  the  current  report  on Form  8-K  filed  by Home
Properties,  Inc.  on August 6,  2004,  to furnish  (not file) the  supplemental information  to the Press Release of August 6, 2004,  relating to second quarter
2004 results.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2004         HOME PROPERTIES, INC.
                               (Registrant)

                               By:   /s/ David P. Gardner
                                     --------------------------

                                     David P. Gardner, Executive Vice President
                                     and Chief Financial Officer